PROSPECTUS

                            dated September 29, 2000

                                T.O. RICHARDSON

                              SECTOR ROTATION FUND

                    and T.O. RICHARDSON FOCUSED TREND FUND

                              Two Bridgewater Road

                       Farmington, Connecticut 06032-2256

                                 1-800-643-7477

The investment objective of the Sector Rotation Fund and the Focused Trend Fund is to seek capital appreciation while providing some protection against down markets. The Sector Rotation Fund's investment advisor allocates assets mainly among equity securities of companies within industry sectors it determines have the greatest potential for market appreciation. The Focused Trend Fund's investment advisor allocates assets mainly among equity securities of companies within market indexes it determines have the greatest potential for market appreciation.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                        Page No.


Highlights                                                                 2
Sectors the Sector Rotation Fund Will Invest In                            8
Market Indexes the Focused Trend Fund Will Invest In                      10
The Funds' Investment Policies                                            11
The Management of the Funds                                               14
How Fund Shares are Priced                                                15
Purchasing Shares of the Funds                                            16
Individual Retirement Accounts                                            18
Redeeming Shares of a Fund
Exchanging Fund Shares for Shares of other Funds                          22
Dividends, Capital Gains and Tax Treatment                                22
Financial Highlights for the Sector Rotation Fund                         23
Additional Information                                                    25


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information ("SAI"), and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

Highlights

What are each Fund's Investment Goals and Objectives?

The investment objective of each Fund is to seek capital appreciation with some protection against down markets. To accomplish this goal, the Advisor allocates the Sector Rotation Fund's assets mainly among the stocks of companies within particular sectors or industries within the U.S. economy and the assets of the Focused Trend Fund mainly among the stocks of companies included in particular market indexes, including international indexes. The Advisor chooses sectors and indexes based on their potential for appreciation relative to other sectors or market indexes, and relative to the stock market as a whole. As with any mutual fund, there is no assurance that either Fund will achieve its goal. Each Fund's investment objective may be changed by the Trustees without shareholder approval; however, prior to any such change, shareholders would be given notice.

What is each Fund's Investment Strategy?

The Funds' Advisor, T.O. Richardson Company, Inc. (the "Advisor"), believes that limiting losses is as important to building capital as maximizing gains. To accomplish this goal, the Advisor makes investments in rising markets and industry sectors (for the Sector Rotation Fund), or in rising markets and market indexes (for the Focused Trend Fund) and may invest portions or all of either Fund in money market instruments for capital preservation in falling markets and sectors (for the Sector Rotation Fund) or in falling markets and market indexes (for the Focused Trend Fund). The Advisor does extensive quantitative (mathematical) investment research and applies the results of this research to its management of the Funds.

The Sector Rotation Fund invests in five or more industry sectors that offer the greatest market appreciation during each market cycle. A market cycle is a period of time in which market prices rise to a peak, fall to a trough and then rise again to a baseline. Within each sector, the Sector Rotation Fund expects to invest in five or more stocks. Within each market index, the Focused Trend Fund expects to invest in ten or more stocks. If the Focused Trend Fund invests in more than one market index at a time, the number of stocks held by the Focused Trend Fund in companies in each index may be reduced. The average market capitalization (i.e., the price of a company's stock multiplied by the number of its outstanding shares) of the issuers of these stocks will vary widely.

The Advisor conducts extensive research to determine which sectors and market indexes of the economy offer the most investment opportunity, and which sectors and indexes offer the least, at any point in time. When the Advisor finds that sectors it selected previously are facing slower or negative growth, it will move out of these sectors. If the Advisor finds that there are no sectors of the economy offering investment opportunity for the Sector Rotation Fund greater than the return on short-term money market instruments, the Fund will invest in such instruments until the situation changes. When the Advisor finds that companies in indexes it selected previously are facing slower or negative growth, it will move out of these indexes. If the Advisor finds that there are no market indexes in the United States or internationally offering investment opportunities greater than the return on short-term money market instruments, the Fund will invest in such instruments until the situation changes.

Up to 100% of either Fund's assets can be invested in short-term money market instruments. In such a defensive situation, the Funds may not be able to achieve their respective investment objectives. Typically, some of each Fund's assets may be held in short-term money market instruments and cash to pay redemption requests and expenses of the Fund.

Descriptions of many of the sectors in which the Fund may invest are located in the section of the prospectus called "Sectors the Sector Rotation Fund Will Invest In". Descriptions of the market indexes in which the Focused Trend Fund may invest are located in the section of the prospectus called "Market Indexes the Focused Trend Fund Will Invest In".

What are the Principal Risks of Investing in the Funds?

Because the Funds can be volatile over the short-term, they are suitable for long-term investors only and are not designed as short-term investments. The share price of each Fund will fluctuate and may, at redemption, be worth more or less than the initial purchase price. As a result, you could lose money by investing in a Fund.

Investors in the Funds will be exposed to the natural market risks that exist with any investment in equity securities, which include the possibility that stock prices in general will decline, or that the individual stocks selected for a Fund will decline in price. Other risks include changes in general economic trends (e.g. employment levels, economic growth, interest rate levels, currency exchange rates), supply and demand fluctuations, competition, the pace of technological change and the risk of obsolescence, consumer tastes and domestic and international economic, political and regulatory developments.

Specific Risks Associated With A Focused Trend Approach to Investment Management
Include:

Concentration in Industry Sectors. The Sector Rotation Fund's investment strategy may call for investments of as much as 20% of the Sector Rotation Fund's assets in each of five concentrated industry groups. There is the risk that one or more industry groups may lose favor with investors and fall rapidly in value due to news events that quickly affect the market's perception of the industry.

Risks of Investing in Particular Sectors. Each industry sector is affected by its own particular risks which may not affect other sectors. Sectors which rely upon the development of new technology such as Biotechnology, Computers, Electronics, Health Care and Telecommunications are particularly affected by rapid product obsolescence, government regulation and intense competition. Cyclical Industries, Financial Service Industries, Natural Resources and Utilities may be subject to risks of interest rate fluctuations, market cycles and international markets.

Specific Risks Associated With a Focused Trend Approach to Investment Management
Include:

Concentration in Index Specific Securities. The Focused Trend Fund's investment strategy may call for investments of as much as 100% of the Focused Trend Fund's assets in stocks within one market index. There is the risk that one or more market index groups may lose favor with investors and fall rapidly in value due to news events that quickly affect the market's perception of the companies within the particular index group.

Risks of Investing in Particular Market Indexes. Each market index may be affected by its own particular risks which may not affect other indexes. Indexes of companies within the NASDAQ 100 Index include the largest and most active non-financial  domestic  and  international  issues  listed on the NASDAQ  Stock
Market and may rely upon the development of new technology such as Biotechnology, Computers, Electronics, Health Care and Telecommunications and are particularly affected by rapid product obsolescence, government regulation and intense competition. The S&P 100 Index is composed of 100 major blue chip stocks across diverse industry groups. Some market indexes favoring high technology companies carry the risks involved in their markets. Other market indexes may be focused on different segments of the market and may be subject to risks which particularly affect their segments. For example indexes made up of smaller companies or international companies may not have the market liquidity of larger companies.

Portfolio Turnover. Purchase and sale of stocks is determined by market dynamics which may at times call for buying and holding stocks for only short periods of time. One risk of the strategy is that high portfolio turnover can lead to increased brokerage commissions or dealer mark-ups or other transaction costs on purchases and sales of securities. Relatively high portfolio turnover may also result in increased short-term capital gains, which are taxed at a higher federal income tax rate than long-term capital gains. In the past, the Sector Rotation Fund has experienced very high portfolio turnover. In the future, both Funds could experience high portfolio turnover which could adversely affect the performance of the Funds.

Investment in Cash. One of the Sector Rotation Fund's strategies is to invest in cash positions when there are fewer than five industry sectors or fewer than 20 companies (in the case of the Focused Trend Fund) providing short or medium term returns greater than money market returns. This usually occurs when broad markets are declining rapidly. The purpose of the strategy is to protect principal in falling markets. There is a risk that the industry sectors in the case of the Sector Rotation Fund or the market indexes in the case of the Focused Trend Fund will begin to rise rapidly and that the respective Fund will not be able to reinvest the cash position into advancing industry sectors or companies comprising the market indexes, as the case may be, quickly enough to capture the initial returns of changing market conditions.

Exposure to Foreign Markets. American Depository Receipts ("ADR"s) of foreign companies and equity securities of U.S. companies with substantial foreign operations may involve additional risks related to political, economic or regulatory conditions in foreign countries. Securities of companies in emerging countries can be more volatile and less liquid than securities of companies in fully developed countries.

For descriptions of the risks involved in investing in particular sectors, see the SAI.

What has the Sector Rotation Fund's Performance Been?

The bar chart and performance table shown below provide an indication of the risks of investing in the Sector Rotation Fund by showing the performance of the Sector Rotation Fund during the Fund's first calendar year comparing the Fund's performance to that of a broad-based securities market index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                      T.O. Richardson Sector Rotation Fund
                                 (Total return per calendar year)

                                   [Bar Chart]

                                      1999

                                                                       65.80%

During the period shown in the bar chart, the highest return for a quarter was 38.86% during the quarter ended December 31, 1999 and the lowest return for a quarter was 1.70% during the quarter ended September 30, 1999.

Average Annual Total Returns for Period Ended December 31, 1999


                                                       Since Inception
                                                    One Year (December 31, 1998)

The T.O. Richardson Sector Rotation Fund   65.80%   65.57%
Standard & Poor's 500 Index*               21.04%   20.78%

The Total Return for the Six Months Ended June 30, 2000 was 3.42%.

* The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stocks of 500 leading U.S. companies from a broad range of industries.

Because the Focused Trend Fund is new, there is no performance information available at this point. Once the Focused Trend Fund has an annual total return for at least one calendar year, the Focused Trend Fund will have a bar chart and table showing the Focused Trend Fund's annual total return compared to the returns of at least one stock market index, such as the S&P 500 Index.

What are the Costs of Investing in the Funds?

This table shows you the fees and expenses that investors in the Fund will pay.

---------------------------------------------------------------------------------- ---------------- ----------------
                                                                                   Sector           Focused Trend
                                                                                   Rotation Fund    Fund

---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Shareholder Fees (fees paid directly from the amount of your investment)
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Maximum Sales Charge Imposed on Purchases                                          None             None
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Maximum Deferred Sales Charge                                                      None             None
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Maximum Sales charge Imposed on Reinvested Dividends or other Distributions        None             None
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Redemption Fee (1)                                                                 1.00%            1.00%
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Exchange Fee (2)                                                                   None             None
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Annual Fund Operation Expenses (expenses deducted from the Fund as a percentage of average net assets)
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Management Fees                                                                    1.50%            1.25%
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Distribution (Rule 12b-1) and/or Service Fees                                      None             0.25%(3)
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Other Expenses                                                                     0.45%(4)         0.56%(5)
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Total Annual Fund Operating Expenses                                               1.95%            2.06%
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Less:  Expense Reimbursement                                                       N/A              -0.11%(5)
---------------------------------------------------------------------------------- ---------------- ----------------
---------------------------------------------------------------------------------- ---------------- ----------------
Net Total Annual Fund Operating Expenses                                           N/A              1.95%
---------------------------------------------------------------------------------- ---------------- ----------------


(1) Each Fund charges a fee of 1.00% on redemptions of Fund shares held for less than one year. This fee is paid to the Fund. This fee is waived for those persons exchanging shares between the two Funds. If you redeem shares by wire, you may be charged a $12 service fee. See "Redeeming Shares of the Funds."

(2) There is no charge for written requests to exchange either Fund's shares for shares of the Firstar Money Market Funds. Firstar charges a $5.00 fee for each exchange transaction executed by telephone. See "Exchanging Fund Shares for Shares of Other Funds."

(3) The Focused Trend Fund has adopted a Rule 12b-1 plan, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses to be paid by the Fund is 0.25% per year of the Fund's average daily net asset value.

(4) Until December 31, 1999, the Advisor waived its management fee and/or reimbursed the Section Rotation Fund's other expenses to the extent necessary to ensure that the total annual operating expenses did not exceed 1.95% of the Fund's average net assets. The Advisor stopped waiving its management fee and/or reimbursing the Fund's other expenses as of December 31, 1999. The Advisor may recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the 1.95% expense limitation caps, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Advisor is currently recouping expenses under the expense limitation cap. "Other Expenses" includes expense waiver recovery of 0.02% of the Fund's average net assets.

(5) Until December 31, 2001, the Advisor is waiving its management fee and/or reimbursing the Focused Trend Fund's other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.95% of the Fund's average net assets. The Advisor may stop waiving its management fee and/or reimbursing the Fund's other expenses after December 31, 2001. Any waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The expense information for the Sector Rotation Fund has been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The assumptions we have made for this example are:
1.       You invest $10,000 in the Fund.
2.       Your investment has a 5% return each year.
3.       The Fund's operating expenses remain the same.
4.       You reinvested all dividends and capital gains distributions


                                                                              Sector Rotation     Focused Trend
                                                                              Fund (1)            Fund(2)
----------------------------------------------------------------------------- ------------------- ------------------
----------------------------------------------------------------------------- ------------------- ------------------
Although your actual costs may be higher or lower, based on these
assumptions, your cost to hold a Fund's shares for just one year would be     $198                $198
----------------------------------------------------------------------------- ------------------- ------------------
----------------------------------------------------------------------------- ------------------- ------------------
If you held Fund shares for three years, the cost would be                    $612                $636
----------------------------------------------------------------------------- ------------------- ------------------
----------------------------------------------------------------------------- ------------------- ------------------
If you held Fund shares for five years, the cost would be                     $1,048              N/A
----------------------------------------------------------------------------- ------------------- ------------------
----------------------------------------------------------------------------- ------------------- ------------------
If you held Fund shares for ten years, the cost would be                      $2,258              N/A
----------------------------------------------------------------------------- ------------------- ------------------

(1) The one and three year numbers for the Sector Rotation Fund are based on the net expenses resulting from the expense waiver recovery described above. The expenses for each subsequent year are based on the Fund's expenses before the expense waiver recovery.

(2) The one year number for the Focused Trend Fund is based on the Fund's net expenses resulting from the expense cap agreement described above. All subsequent years are based on the Fund's expenses before any waivers or reimbursements.

                 Sectors the Sector Rotation Fund Will Invest In

Some of the sectors the Sector Rotation Fund may choose to invest in are described here. The Fund may choose to invest in sectors that are not listed below. The SAI includes complete descriptions of each sector listed below.

Basic Materials

Companies that manufacture, mine, process or distribute raw materials and intermediate goods used in building and manufacturing.

Biotechnology

Companies that research, develop and manufacture various biotechnological products, services, and processes.

Business Services

Companies that provide business-related services such as data processing, consulting, outsourcing, temporary employment, market research or data base services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying to companies and other organizations.

Computers

Companies that research, design, develop, manufacture, or distribute products, processes, or services that relate to hardware technology within the computer industry.

Cyclical Industries

Companies involved in the supply or sale of materials, equipment, products or services related to cyclical industries such as the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products, and transportation industries.

Electronics

Companies that design, manufacture, or sell electronic components and systems.

Energy

Companies in the energy industry, including oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, oil shale, and solar power.

Energy Services

Companies that provide services and equipment to firms in the energy industry.

Environmental Services

Companies in the waste management or pollution control business.

Financial Services

Companies in the financial services industry including insurance companies, brokerage firms, banks, etc.

Food and Agriculture

Companies that make or distribute food, beverages, and agricultural products.

Health Care

Companies that make or sell products used in heath care.

Health Care Services

Companies  that  own  or  run  hospitals,   nursing  homes,  health  maintenance
organizations, and other companies specializing in the delivery of health care services.

Industrial Equipment

Companies that make equipment used by industry, such as farm equipment and industrial machinery.

Leisure

Companies in the leisure and entertainment business.

Medical Equipment

Companies  that  make  or  sell  medical   equipment  and  devices  and  related
technologies.

Multimedia

Companies that make or sell products and services used in the broadcast and media industries.

Natural Resources

Companies that own or develop natural resources, or supply goods and services to companies in the natural resources business.

Precious Metals and Minerals

Companies that explore, mine, process, or deal in gold, silver, platinum, diamonds, or other precious metals and minerals.

Retailing

Companies engaged in merchandising finished goods and services primarily to individual consumers.

Software and Computer Services

Companies that make or sell software or information-based services, and consulting, communications, and related services.

Technology

Companies  that  develop,  produce or  distribute  products  or  services in the
computer,  semi-conductor,   electronics,   communications,   health  care,  and
biotechnology sectors.

Telecommunications

Companies   that  engage  in  the   development,   manufacturing,   or  sale  of
communications services or communications equipment.

Transportation

Companies   engaged  in  providing   transportation   services  in  the  design,
manufacturing, distribution, or sale of transportation equipment.

Utilities

Companies in the public utilities industry and companies deriving a majority of their revenues from public utility operations.

              Market Indexes the Focused Trend Fund Will Invest In

Some of the indexes comprised of companies in which the Focused Trend Fund may choose to invest are described here. The Fund may choose to invest in companies in indexes that are not listed below. The SAI includes complete descriptions of each market index listed below.

S&P 100 Index

The Standard & Poor's 100 Stock Index, known by its ticker symbol OEX, measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major blue chip stocks across diverse industry groups. Five of the largest companies in the index are Microsoft, Cisco, Intel, Oracle, and Sun Micro Systems.

Dow Jones Industrial Average

The Dow Jones Industrial Average measures the performance of 30 of the largest U.S. industrial companies. This price weighted index, started in 1896, represents what the publisher, Dow Jones Publishing, considers the "most important" industrial companies in the United States. Five of the largest companies included in the averages are GE, Microsoft, Intel, Exxon Mobil, and Wal-Mart. The Dow Jones Industrial Average can be purchased and sold as units called DIAMONDS on the New York Stock Exchange (the "NYSE").

Nasdaq-100 Index

The Nasdaq-100 Index reflects NASDAQ's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology based on market capitalization. Launched in 1985, the Nasdaq-100 Index represents the largest and most active non-financial domestic and international issues listed on The NASDAQ Stock Market(R). Its largest companies also include Microsoft, Cisco, Intel, Oracle, and Sun Microsystems. It is heavily weighted toward high technology industries. The Nasdaq-100 Index can be purchased and sold as units on the stock market under the symbol "QQQ."

S & P 500 Index

The Standard & Poor's 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Leading companies within the index are highly liquid and can usually be purchased and sold in large quantities without affecting stock price. The S&P 500 Index can also be purchased and sold in units called Spiders on the stock market. Although the Fund will not seek to invest in a large number of companies within the index, it should be noted that because the index is capitalization weighted, the 25 largest companies within the index account for 44.1 % of its total market value, and many of the largest such as Oracle, Home Depot, AOL, Dell and EMC were not very large just a few years ago.

International Indexes

S&P International Indexes

Standard & Poor's also maintains several indexes that may be used by the Fund from time to time should management determine the investment climate is favorable. These include S&P Euro Index, S&P/TOPIX 150, S&P Asia Pacific 100 Index, S&P Latin America 40 Index, and S&P United Kingdom 150 Index.

                         The Funds' Investment Policies

Securities and Investment Practices

The following discussion contains more detailed information about the types of instruments the Funds will invest in, and certain strategies the Advisor may use to achieve each Fund's investment objective. A complete listing of each Fund's limitations and more detailed information about each Fund's investments are contained in the Funds' SAI.

Equity Securities. These securities include common stocks, ADRS, preferred stocks, convertible securities and warrants. Equity securities represent an ownership interest in a company. Stock prices fluctuate based on changes in a company's financial condition and on overall market conditions. The stocks of smaller companies tend to be more sensitive to these factors. ADRs represent equity in foreign companies. They are purchased and sold in the United States securities markets in U.S. dollars.

Money Market Securities. These are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. They may carry fixed, variable, or floating interest rates and may include commercial paper, demand notes, certificates of deposit, banker's acceptances and time deposits.

Variable and Floating Rate Securities. These securities have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Investment Companies (Mutual Funds). Each Fund may invest in other open or closed end funds. If a Fund invests in other investment companies, Fund shareholders would also pay, indirectly, the fees and expenses of such investment companies. A Fund would use this strategy when the Advisor determines that this approach is the most economical way to invest in a particular sector or market index, as the case may be, or to facilitate investment in certain foreign countries.

Borrowing. A Fund may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. A Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

Temporary Strategies. The Advisor may hold cash and/or invest all or a portion of a Fund's assets in money market instruments or money market funds.

Foreign Investments. The Focused Trend Fund expects that under normal market conditions, the Fund's investments in securities of foreign issuers will comprise not more than 25% of the assets of the Fund. Further, the Focused Trend Fund will seek to invest in companies within foreign market indexes that have a history of substantial market liquidity.

Foreign investments involve certain special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and U.S. Dollars.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means the Focused Trend Fund may at times be unable to sell these foreign investments at desirable prices. For the same reason, the Focused Trend Fund may find it difficult to value its foreign investments.

Trading practices: Brokerage commissions and other fees are usually higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payments, delivery or recovery of money or investments.

Low yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are considered speculative.

Derivatives. It is the Advisor's intention to use derivatives only for hedging all or portions of a Fund's assets from time to time, and to use only derivatives available in regulated U.S. securities markets. Examples of derivatives the Advisor expects to use are U.S. Treasury notes, bills and bonds futures, S&P 500 Index and other stock index futures and options and foreign currency futures contracts.

Each Fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. A Fund may use derivatives for hedging and non-hedging purposes. However, the Advisor may choose not to use derivatives, based on an evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and costs and may result in losses. Each Fund depends on the Advisor's ability to handle these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and accordingly may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid market may not always exist for a Fund's derivatives positions at any time. For further information about the risks of derivatives, see the SAI.

                           The Management of the Funds

The Advisor

Each Fund's Advisor is T.O. Richardson Company, Inc., Two Bridgewater Road, Farmington, Connecticut 06032-2256. Under the Investment Advisory Agreement between the Funds and the Advisor, the Sector Rotation Fund pays the Advisor a fee at the annual rate of 1.50% of the Fund's average daily net assets and the Focused Trend Fund pays the Advisor a management fee of 1.25% of the Focused Trend Fund's average daily net assets. The advisory fees are accrued daily and payable monthly. Winning by Not Losing(R) is the Advisor's approach to achieving superior long term returns with consistent emphasis on capital preservation for risk averse individuals, institutions, endowments and pension plans.

Portfolio Management Team

Each Fund's portfolio management team is led by L. Austine Crowe, Executive Vice President of the Advisor. For the past six years, Mr. Crowe has actively managed private accounts for T.O. Richardson using the Advisor's sector rotation and focused trend disciplines. He has also managed the Sector Rotation Fund since December 1998. Mr. Crowe is the Chairman of the Advisor's investment committee, which has responsibility for all of the Advisor's investment decision making. The portfolio management team for each Fund includes Samuel Bailey, Jr., Chairman of T.O. Richardson, and Ralph L. Gaudet, Jr., Managing Director of T.O. Richardson. Together the group has more than 60 years of investment experience.

Distributor

The Funds' distributor is T.O. Richardson Securities, Inc., (the "Distributor") Two Bridgewater Road, Farmington, Connecticut 06032-2256. The Distributor is an affiliate of the Advisor. The Funds and the Distributor have entered into a Distribution Agreement under which the Distributor serves as the principal underwriter of the Funds, with responsibility for promoting sales of each Fund's shares. As compensation for its services, the Distributor may retain a portion of the Rule 12b-1 fees payable by the Focused Trend Fund. The Distributor may pay all or a portion of its fee to registered broker dealers who sell Focused Trend Fund shares, pursuant to a written dealer agreement. The Distributor may pay Rule 12b-1 fees to persons entering into 12b-1 related agreements. Such persons may include the Advisor. The Distributor and the Advisor, at their own expense, may also periodically sponsor programs that offer additional compensation in connection with the sale of Fund shares. In some circumstances, this compensation may be made available to certain dealers whose representatives have sold or are expected to sell significant amounts of Focused Trend Fund shares. The Distributor does not receive any compensation (Rule 12b-1 fees or otherwise) from the Sector Rotation Fund for performing this function.

The Distribution Agreement provides (A) that it will be subject to annual approval by the Trustees and the Independent Trustees; (B) that it may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding securities of the Fund on not more than 60 days' written notice; and (C) that it terminates if it is assigned.

Custodian, Transfer Agent and Dividend-Disbursing Agent and Administrator

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of each Fund's assets (the "Custodian"). Firstar Mutual Fund Services, LLC Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as dividend-disbursing agent and as transfer agent for each Fund (the "Transfer Agent"). Under a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, the Transfer Agent also performs accounting and certain compliance and tax reporting functions for each Fund.

Fund Expenses

Each Fund is responsible for its own expenses, including: interest charges; taxes; brokerage commissions; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distributing prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for outside Trustees; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and Trustee meetings.

                           How Fund Shares are Priced

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of a Fund is calculated once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) every day that the NYSE is open for business. The NAV is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, less all liabilities, and dividing the total by the total number of shares of the Fund outstanding. The result is the Fund's NAV per share. In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued at market value.

Purchase orders for Fund shares or shares tendered for redemption prior to the close of trading on a day the NYSE is open for trading will be valued as of the close of trading on that day. Those received after the close of trading will be valued as of the close of trading on the next day the NYSE is open.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which they are usually traded. Under other circumstances, securities are valued at the average of the most recent bid and asked prices.

Fixed income securities are valued by pricing services that use electronic data processing techniques to determine values. Under other circumstances, actual sale or bid prices are used.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by a Fund's Trustees. The Board of Trustees may approve the use of pricing services to assist the Funds in determining NAV.

                         Purchasing Shares of the Funds

Shares of a Fund may be purchased through the Distributor directly, or through the Transfer Agent. Shares of the Funds may also be purchased through a registered broker dealer, who may charge you a fee either at the time of purchase or at the time of redemption. The fee, if charged, is retained by the broker dealer and is not sent to a Fund, the Advisor or the Distributor. Shares of the Funds are sold on a continual basis at the next offering price (the "Offering Price"), which is the NAV per share when the order is received by a dealer, the Distributor or the Transfer Agent.

Payment for Fund shares should be made by check or money order. The minimum initial investment is $5,000. For IRAs, the minimum investment is $2,000. Subsequent investments of at least $500 may be made by mail or wire. If you use the Automatic Investment Plan, the minimum investment is $1,000 with a minimum monthly investment of $100. These minimums can be changed or waived by a Fund at any time.

To purchase Fund shares, complete the shareholder purchase application and mail it with a check or money order payable to either "T.O. Richardson Sector Rotation Fund" or "T.O. Richardson Focused Trend Fund" to one of the addresses below. If you are making an additional purchase, complete the Additional Investment Form provided on the lower portion of your account statement and include it with your check or money order. To make an additional purchase by wire, please refer to the "Wire Purchases" section that follows.

For Regular Mail                                     For Overnight Mail

T.O. Richardson Sector Rotation Fund                 T.O. Richardson Sector Rotation
or T.O. Richardson Focused Trend Fund                or T.O. Richardson Focused
c/o Firstar Mutual Fund Services, LLC                Trend Fund
P.O. Box 701                                         c/o Firstar Mutual Fund Services, Milwaukee, Wisconsin
53201-0701                                           LLC
                                                     Third Floor
                                                     615 East Michigan Street
                                                     Milwaukee, Wisconsin 53202

If the broker dealer through which you choose to purchase a Fund's shares has not entered into a sales agreement with the Distributor, the dealer can still place your order for the purchase of a Fund's shares. Purchases made through dealers who do not have selling agreements with the Advisor will be made at the Offering Price, although they may charge a transaction fee. To avoid that fee, purchase shares through a dealer that has entered into a sales agreement with the Distributor or through the Transfer Agent.

If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. Neither cash nor third-party checks will be accepted. All applications to purchase a Fund's shares are subject to acceptance by the Fund and are not binding until they are accepted. Each Fund reserves the right to decline or accept a purchase order application.

Wire Purchases

You may also purchase a Fund's shares by wire. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

Wire to  Firstar Bank, N.A.

ABA Number    042000013

Credit   Firstar Mutual Fund Services, LLC

Account  112-952-137

Further Credit T.O. Richardson Sector Rotation Fund or T.O. Richardson Focused Trend Fund
Shareholder Account Number

Shareholder Name or Account
Registration

Social Security or Taxpayer Identification
Number

Account Registration

Please call 1-800-643-7477 prior to wiring any funds to notify the Transfer Agent that the wire is coming. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Telephone Purchases

The telephone purchase option allows you to make subsequent investments of at least $250 directly from a bank checking or savings account. To set up the telephone purchase option on your account, complete the appropriate section in the purchase application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions.

This option will become effective approximately 15 business days after the Transfer Agent receives the application form. If the Transfer Agent receives both your purchase order and payment by Electronic Funds Transfer through the AIP system before the close of regular trading, you will pay the offering price calculated that day. Most transfers are completed within one business day. Subsequent investments may be made by calling 1-800-643-7477.

Automatic Investment Plan

The Automatic Investment Plan ("AIP") allows you to make regular monthly investments in a Fund on the days you choose, directly from your bank account. To establish the AIP, complete the appropriate section in the shareholder application. You can set up the AIP with any financial institution that is a member of ACH. There is no fee for this service, but if your AIP does not clear for lack of funds, you will be charged a $25 service fee. The minimum initial investment for investors using the AIP is $1,000, and subsequent investments must equal $100 or more.

The AIP allows investors to take advantage of dollar cost averaging, which is simply investing a fixed amount of money at regular time periods, such as monthly, or weekly. By making regular investments of the same dollar amount, you can buy more shares when the price is low, and you will buy fewer shares when the price is high. Over time, you may pay an average price for your Fund's shares, rather than buying at either a low point or a high point. Of course, the AIP program does not ensure a profit or protect against a loss under any circumstances.

Each Fund has the right to close an investor's account if the investor stops making payments under the AIP. Before closing an account, the Fund will give the investor written notice and 60 days to reinstate the AIP, or reach the regular minimum initial investment of $5,000.

                         Individual Retirement Accounts

Each Fund offers two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service Form. For more information on IRAs, please see the separate IRA Disclosure Statement.

For Traditional and Roth IRAs, the maximum annual total IRA contribution for one person is generally equal to the lower of $2,000 or 100% of the investor's compensation (earned income). Investors may have both types of IRAs, although the $2,000 annual maximum contribution will have to be spread between the two accounts.

Traditional IRA

Contributions to this IRA may be tax deductible when they are made, depending on the investor's status as an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions of investment earnings from a Traditional IRA will be taxed at distribution. Premature distributions taken before age 59-1/2 may be subject to an additional 10% tax. Distributions must begin by April 1 following the calendar year in which the investor reaches age 70-1/2, or tax penalties may apply.

Roth IRA

Contributions to a Roth IRA are taxed when they are made, and distributions from the IRA are not taxable, if investors hold the IRAs for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are not eligible to contribute to a Roth IRA. Distributions of investment earnings that do not meet the requirements for tax-free withdrawals are subject to income taxes (and possibly penalty taxes). There are no minimum required distributions except in the case of death of the investor.

Simplified Employee Pension Plan

A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan, or SEP-IRA. A SEP-IRA is established by completing Form 5305-SEP and by opening a Traditional IRA for each eligible employee. SEP-IRAs allow employers (including self-employed people) to purchase shares with tax deductible contributions. These contributions may not exceed 15% of annual compensation for any one participant in the SEP-IRA. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

Simple IRA

Employers and self-employed people may also establish SIMPLE IRAs. SIMPLE IRAs are similar to Traditional IRAs, with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit is adjusted periodically for cost of living increases. Employers are required to contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make their own salary reduction contributions, or as a non-elective contribution to all eligible participants, whether or not they make salary reduction contributions.

A number of special rules apply to SIMPLE Plans, including:

o SIMPLE Plans generally are available only to employers with fewer than 100 employees,

o Contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements,

o Contributions are made to a SIMPLE IRA that is separate and apart from the other IRAs of employees,

o The distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA, and

o Amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

                           Redeeming Shares of a Fund

You may redeem (or sell back to a Fund) some or all of your Fund shares at any time. Your redemption will be processed at the first NAV calculated after your completed request is received by the Transfer Agent. If you have a broker or dealer listed on your account, you may redeem shares through the broker or dealer. Otherwise, all redemption requests must be made with the Transfer Agent. You can make redemption requests through any broker or dealer, but you may be charged a fee. The Fund will mail you a check with your redemption proceeds, generally the next business day after the request is processed, and not more than seven days after receiving the complete request. Redeeming shares of a Fund is a taxable event.

If you make a purchase by check, and then immediately request a redemption, a Fund can hold your redemption payment until your original purchase check has cleared, which could take up to 12 days.

The Transfer Agent may request additional documentation to process redemptions from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.

A Fund will pay in cash all redemptions during any 90-day period, in amounts up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the period. Redemptions in excess of this limit may be paid, in whole or in part, in securities or in cash, as the Trustees deem advisable.

If you are an IRA investor, you will need to indicate on your redemption requests whether or not federal income tax should be withheld, otherwise federal taxes will be withheld from your distribution.

Written Redemption

Simply mail a written request for redemption of your Fund shares to either address below.


For Regular Mail                           For Overnight Mail
T.O. Richardson Sector Rotation Fund       T.O. Richardson Sector Rotation
or T.O. Richardson Focused Trend Fund      or T.O. Richardson Focused Trend Fund
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
  P.O Box 701                              Third Floor
Milwaukee, Wisconsin 53201-0701            615 East Michigan Street

                                           Milwaukee, Wisconsin 53202



Your request must:

o Be signed exactly as the shares are registered, including the signature of each owner.

o Specify the number of shares or dollar amount to be redeemed.

o Include a signature guarantee if your request is made within 15 days of a change of address.

You may request that the proceeds of your redemption be wired to the bank you pre-authorized on your account application. The Transfer Agent charges a $12 service fee for each wire transaction.

Because the U.S. Postal Service and other independent delivery services are not agents of the Funds, mailing your request is not the same as having your complete request received by the fund. Your request is "received" when it is actually processed by the Transfer Agent.

Telephone Redemption

For redemption requests of $1,000 or more, you may call 1-800-643-7477. In order to redeem shares by phone, you must have requested this option in writing. Redemption proceeds will be mailed directly to you, or wired to the bank account you designated on your account application. There is no charge for this service. The Transfer Agent applies a $12.00 fee for all wire redemptions. To change the designated bank account, send a written request with guaranteed signature(s) to the Transfer Agent. To change your address, call the Transfer Agent at 1-800-643-7477, or send a written request to the Transfer Agent.

Telephone redemption requests are not allowed within 15 days of an address change, and the Funds may limit the number of telephone redemptions it allows an investor to request. After they have been made, telephone redemptions cannot be changed or canceled.

The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. Procedures for redeeming shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, The Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all cases, you are liable for any loss for unauthorized transactions.

Systematic Withdrawal Plan

You may set up automatic withdrawals from your Fund account to a bank account. To do this, you must have a balance of $10,000 in your account, and you must withdraw at least $250 per payment. To set up the systematic withdrawal plan ("SWP"), you need to fill out the appropriate section of the shareholder application. You can choose to make withdrawals on a monthly, quarterly, semi-annual or annual basis (or the following business day).

To change the amount or timing of withdrawal payments, or to temporarily discontinue them, call 1-800-643-7477. Depending upon the size of your account, the size of the withdrawal requests, and changes in the price of shares of a Fund, you may run out of money in your account. If the dollar amount in your account is not enough to make a payment, the remaining amount will be redeemed and the SWP will be terminated.

Signature Guarantees

Signature guarantees are required by the Transfer Agent to process some types of transactions. Signature guarantees may be obtained from commercial banks, savings associations, credit unions and brokerage firms. Please note that a notary public stamp or seal is not the same thing as a signature guarantee. Some types of transactions are:

o Redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares.

o Redemption requests to be mailed or wired to other than the address currently on file.

o Any redemption request that occurs within 15 days of a request for a change of address.

Contingent Redemption Fee

Each Fund is designed as a long-term investment and is not appropriate for short-term trading. Frequent purchases, redemptions, and exchanges in and out of a Fund make it difficult for the portfolio management team to make long-term investment decisions, and can drive up the Fund's transaction costs. To discourage short-term trading of Fund shares, each Fund charges a 1.00% fee on redemptions of Fund shares that are held for less than one year. This contingent redemption fee is waived for shareholders of a Fund who are exchanging shares of one Fund into shares of the other Fund.

Redemption fees charged to investors will be paid to the relevant Fund to help offset transaction costs. Such Fund will use the "first-in, first-out" accounting method to calculate an investor's one-year holding period. This means that the date of the redemption will be compared with the first purchase date of Fund shares held in the account. If the period is less than one year, you will be charged the redemption fee. As an example, if you purchase shares on January 1, 2001 and redeem them on or before December 31, 2001, you will pay the fee. If you redeem the shares after January 1, 2002, you will not pay the fee.

The fee applies to shares held in all accounts, including IRA accounts, shares purchased through a Fund's automatic investment plan, and shares held in broker omnibus accounts.

The Funds may close your account with at least 30 days notice if your account balance falls below $250. In this case, a Fund will mail you a check for the proceeds of the redemption within seven days of the redemption.

Exchanging Fund Shares for Shares of other Funds

Each Fund's shareholders can exchange their shares of one Fund for shares of the other Fund or for shares of the Firstar Money Market Fund. Exchange requests are available for exchanges of $1,000 or more. There is no charge for written exchange requests. The Transfer Agent will, however, charge a $5 fee for each exchange transaction that is executed by telephone.

The Firstar Money Market Fund is a no-load money market fund managed by an affiliate of the Transfer Agent, and is not related to the Funds. Before exchanging into the Firstar Money Market Fund, please read the applicable prospectus, which may be obtained by calling 1-800-643-7477.

For tax purposes, an exchange from one Fund to the other Fund or to the Firstar Money Market Fund is treated as an ordinary sale and purchase, and you will realize a capital gain or loss. The Distributor may be paid by the Firstar Money Market Fund for services provided to shareholders of that Fund.

Dividends, Capital Gains and Tax Treatment

All dividends and capital gains distributions will automatically be reinvested in additional shares of a Fund at the current NAV unless you specifically request that either dividends, or capital gains, or both, be paid in cash.

To change the way capital gains and dividends are paid to you, call 1-800-643-7477. You may choose to have dividends or capital gains that are paid in cash sent by mail, or sent by electronic funds transfer ("EFT"). Transfers by EFT generally take up to three business days to reach your bank account.

If you choose to receive distributions and dividends by check and the post office cannot deliver the check, or if the check is not cashed for six months, a Fund can reinvest that distribution, and any others, in your account at the current net asset value.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. In this case, neither Fund will have any tax liability.

Each Fund intends to declare and pay dividends and to distribute any capital gains annually. Capital gains distributions may be more frequent. When a Fund distributes a dividend or capital gain, the Fund's NAV decreases by the amount of the payment. If you purchase shares right before a distribution, you will have to pay income taxes on the distribution, even though the value of your investment has not changed.

Dividends and distributions of net realized short-term capital gains are taxable to Fund investors as ordinary income. This is true whether they are reinvested in a Fund or they are received in cash, unless you are either exempt from taxes or qualify for a tax deferral.

Distributions of net realized long-term capital gains are taxable as a capital gain, whether you reinvest them, or you receive them in cash. The capital gain holding period is measured by the length of time a Fund has held the securities that produced the gain, not the length of time you have held shares in a Fund. Each Fund provides information every year about the amount and type of all dividends and capital gains paid during the prior year. You may incur state or local taxes on dividends and capital gains.

If a Fund does not have your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemptions at a rate of 31%.

Other information about federal tax issues is in the SAI. There may be other federal, state, or local tax considerations that apply to you. Be sure to consult your own tax advisor.

Financial Highlights for the Sector Rotation Fund

                                                                  For the Period
                                                           December 31, 1998 (1)
                                                            to October 31, 1999

Per share data for a share outstanding throughout the period:

Net asset value at beginning of period                                    $10.00
Income from investment operations:

   Net investment income   0.02
   Net realized and unrealized gains on investments                        2.11
Total from investment operations                                           2.13

   Net asset value at end of period                                       $12.13


Total return (2)                                                          21.30%

Ratios and supplemental data:


   Net assets at end of period (000's)                                 $33,780
   Ratio of operating expenses to average net assets(3)                 1.95%(4)
   Ratio of net investment income to average net assets(4)              0.36%(4)
   Portfolio turnover rate                                            946.15%(2)
------------------

(1)  Commencement of Operations.
(2)  Not annualized.
(3) Without expense reimbursements of $105,174 for the period December 31, 1998 to October 31, 1999, the ratio of operating expenses and net investment income to average net assets would have been 2.51% and (0.20%), respectively.

(4)  Annualized.

                             Additional Information

TRUSTEES
     Samuel Bailey, Jr.
     John R. Birk
     Robert T. Samuels
     Gunnar S. Overstrom

OFFICERS

     Samuel Bailey, Jr., President and Treasurer
     L. Austine Crowe, Jr., Vice President
     Kathleen M. Russo, Secretary
     Joseph C. Neuberger, Assistant Treasurer
     Michael B. Peck, Assistant Secretary
     Paul W. Rock, Assistant Secretary

INVESTMENT ADVISOR
     T.O. Richardson Company, Inc.
     Two Bridgewater Road
     Farmington, CT 06032-2256

CUSTODIAN
     Firstar Bank, N.A.
     425 Walnut Street
     Cincinnati, OH 45202

ADMINISTRATOR AND TRANSFER AGENT
     For Regular Mail
     T.O. Richardson Sector Rotation Fund
     or T.O. Richardson Focused Trend Fund
     Firstar Mutual Fund Services, LLC

     P.O. Box 701
     Milwaukee, WI 53201-0701

For Overnight Mail

     T.O. Richardson Sector Rotation Fund
     or T.O. Richardson Focused Trend Fund
     Firstar Mutual Fund Services, LLC
     Third Floor
     615 East Michigan Street
     Milwaukee, WI  53202-5207

DISTRIBUTOR

     T.O. Richardson Securities, Inc.
     Two Bridgewater Road
     Farmington, CT 06032-2256

INDEPENDENT ACCOUNTANTS
     Arthur Andersen LLP
     100 East Wisconsin Avenue
     P.O. Box 1215
     Milwaukee, WI 53201-1215

LEGAL COUNSEL

     Sullivan & Worcester LLP
     1025 Connecticut Avenue, N.W.
     Washington, D.C. 20036

More information on the Funds is available free upon request, including the following:

Annual/Semiannual Report

These reports describe each Fund's performance, list portfolio holdings and contain a letter from each Fund's manager discussing recent market conditions, economic trends and the Funds' strategies and their effect on each Fund's performance.

Statement of Additional Information

The SAI, dated September 29, 2000, provides more detailed information about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("Commission") and is incorporated by reference (i.e. is legally considered part of this Prospectus).

To Request More Information or Ask Questions

Call                                                              1-800-643-7477
Write                                                             T.O. Richardson Company, Inc.
                                                                  Two Bridgewater Road
                                                                  Farmington, Connecticut 06032-2256
Internet                                                          Reports and other information about the Funds are available on the Commission's website at http://www.sec.gov. and T.O.
                                                                  Richardson's web site at http://www.torich.com

Securities and Exchange Commission                                Information about the Funds (including the SAI) can be
                                                                  reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You may obtain information about the
                                                                  operations of the Public Reference Room by calling the
                                                                  Commission at 202-9428090.  Copies of information about the
                                                                  Funds may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section,
                                                                  Washington, D.C. 20549-0102, or by sending an electronic
                                                                  request to the SEC at publicinfo@sec.gov.

                          SEC File Number is 811-8849.

T.O. Richardson Company, Inc.
Two Bridgewater Road
Farmington, CT 06032-2256
1-800-235-1022

For more information about the
T.O. Richardson Sector Rotation Fund or the T.O. Richardson Focused Trend Fund, call 1-800-643-7477

Shares distributed through
T.O. Richardson Securities, Inc.,
member of the NASD.